UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   July 11, 2018

CRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-24049	04-2372210
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

200 Clarendon Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 425-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2018, our shareholders approved amendments to our amended and restated 2006 equity incentive plan. These amendments, among other things,

•                  increased the maximum number of shares issuable under the plan by 375,000; and

•                  implemented a prohibition on the payment of dividends or the accruing of dividend equivalent rights on stock options and stock appreciation rights granted under the plan, and a prohibition on the payment of dividends, and the settlement of dividend equivalent rights accruing, on unvested full-share awards granted under the plan.

A copy of the plan, as so amended, is attached as Exhibit 10.1 to this current report on Form 8-K and incorporated herein by reference.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On July 11, 2018, we held an annual meeting of our shareholders. A total of 8,058,783 shares of our common stock were outstanding as of May 17, 2018, the record date for the annual meeting. Set forth below are the matters acted upon at the annual meeting and the final voting results on each matter as reported by our inspector of elections.

Proposal One: Election of Directors

Our shareholders elected Robert Holthausen and Nancy Hawthorne as our Class II directors for a three-year term. The results of the vote were as follows:

Nominee	For	Withheld	Broker Non-Votes
Robert Holthausen	3,087,087	3,234,110	613,147
Nancy Hawthorne	3,201,863	3,119,334	613,147

Proposal Two: Approval of Executive Compensation

Our shareholders voted to approve, on an advisory basis, the compensation paid to our named executive officers as disclosed in the proxy statement filed in connection with the annual meeting pursuant to Item 402 of Regulation S-K. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
6,109,977	167,949	43,271	613,147

Proposal Three: Approval of Amendments to our Amended and Restated 2006 Equity Incentive Plan

Our shareholders voted to approve amendments to our amended and restated 2006 equity incentive plan, including increasing the maximum number of shares issuable under the plan by 375,000, as well as approving the entire plan, as amended, for purposes of French law.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
5,624,691	696,136	370	613,147

Proposal Four: Ratification of Ernst & Young LLP as our Independent Registered Public Accountants for Fiscal 2018

Our shareholders ratified the appointment by our audit committee of Ernst & Young LLP as our independent registered public accountants for our fiscal year ending December 29, 2018. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
6,914,661	11,412	8,271	0

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits

Number	Title
10.1	CRA International, Inc. Amended and Restated 2006 Equity Incentive Plan, as amended (filed as Annex A to our definitive proxy statement filed on April 27, 2018 and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRA INTERNATIONAL, INC.

Dated: July 16, 2018	By:	/s/ Chad M. Holmes
Chad M. Holmes
Chief Financial Officer, Executive Vice President, and Treasurer